                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 24, 2006
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

       Florida                        0-27378                 65-0180800
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(State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)          File Number)            Identification No.)

          2800 S.E. Market Place, Stuart, Florida               34997
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         (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On  March  24,  2006,  NuCO2  Inc.  (the  "Company")  entered  into a First
Amendment (the "First Amendment") to Credit Agreement, dated as of May 27, 2005, by and between the  Company,  the lenders from time to time party  thereto,  and
Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer
(the  "Credit  Agreement").  The  First  Amendment  amended  the  definition  of
Applicable Rate contained in the Credit Agreement.

ITEM 9.01.     FINANCIAL STATEMENT AND EXHIBITS.

     (d)       Exhibits.

               EXHIBIT NO.    DESCRIPTION

               10.1           First  Amendment to Credit  Agreement  dated as of
                              March 24, 2006.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        NUCO2 INC.

Date:    March 27, 2006
                                        By: /s/ Eric M. Wechsler
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                                           Eric M. Wechsler,
                                           General Counsel

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